EXHIBIT 10.15
                                                                   -------------
                                LOCK-UP AGREEMENT


         THIS AGREEMENT, dated as of May 21, 2004 (the "Agreement"), is by and among CDKnet.Com, Inc., a Delaware corporation (the "Company"), and the Stockholder of the Company that have executed this agreement. The parties hereto other than the Company are sometimes collectively referred to herein as the "Stockholders."

                                    RECITALS

         WHEREAS, the Stockholders own 3,357,827 shares of the Company's common stock issued upon the conversion of the Company's Series A Preferred Stock (the "Shares").

         WHEREAS, the Company, certain subsidiaries of the Company, Miletos, Inc., Delaware corporation ("Miletos") and Andreas Typaldos ("Typaldos") entered into an Agreement and Plan of Merger dated of even date herewith (the "Merger Agreement");

         WHEREAS, pursuant to the Merger Agreement, the Company, among other things, will issue _____ shares of its Common Stock, $.001 par value, to Miletos stockholders (the "Miletos Shares");

         WHEREAS, 11,595,167 of the Miletos Shares will be issued to Typaldos and his affiliates (the "Typaldos Group") of which 1,155,000 shares (the "Escrowed Shares") are the subject of various provisions of an escrow agreement between the Company, the Typaldos Group and Sommer & Schneider LLP (the "Miletos Escrow Agreement");

         WHEREAS, pursuant to the Merger Agreement, at the Closing the Company, the Stockholders and other holders of Common Stock will enter into a registration rights agreement (the "Registration Rights Agreement") pursuant to which the Stockholders, the Typaldos Group and such other holders will have certain registration rights with respect to the shares of the Company's Common Stock; and

         WHEREAS, pursuant to the Merger Agreement, at the Closing the Stockholders and other holders of the Company's Common Stock, including the Typaldos Group, will enter into a Stockholders and Voting Agreement ("Stockholders Agreement"), which, among other things, will restrict the sale, assignment, transfer, encumbrance or other disposition of the Miletos shares issued to the Typaldos Group; and

         WHEREAS, the parties hereto desire to restrict the sale, assignment, transfer, encumbrance or other disposition of the Shares and obligations in respect thereof as hereinafter provided.

         NOW THEREFORE, in consideration of the premises and of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

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Section 1. Prohibition on Transfers.

         (a) Prohibition on Transfers During Restricted Period. Except as set forth in Section 3, no Stockholder shall, at any time prior to the first anniversary of the Closing Date (the "Restricted Period"), directly or indirectly, without the consent of the Company (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any of the Shares or
(ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Shares, in cash or otherwise (any such transaction, whether or not for consideration, being referred to herein as a "Transfer" and each Person to whom a Transfer is made, regardless of the method of Transfer, is referred as a "Transferee") if, after giving effect to such transfer, the Stockholder shall have transferred in the aggregate amount of 50% of the Common Stock held by such Stockholder as of the date hereof. The restrictions set forth in this paragraph shall not prohibit, with respect to any Stockholder, (i) a Transfer to a trust for the benefit of such Stockholder's spouse or issue or to a family partnership, limited liability company or similar entity of which the members are solely such Stockholder or such Stockholder's spouse or issue and as to which such Person exercises voting control, (ii) a Transfer to an Affiliate of such Stockholder, (iii) a Transfer between Stockholders, (iv) if such Stockholder is a limited or general partnership, a Transfer to its partners in connection with a distribution of securities held by such Stockholder to its partners; or (v) a Transfer in connection with merger, consolidation, or other business combination of the Company (each a "Permitted Transfer").

         (b) Obligations of Transferees. Except for Transfers described in
Section 3, no Transfer by a Stockholder (including a Permitted Transfer pursuant to paragraph 1(a), shall be effective unless the Transferee shall have executed and delivered to the Company an appropriate document in form and substance reasonably satisfactory to the Company confirming that the Transferee takes such Shares subject to all the terms and conditions of this Agreement and the Registration Rights Agreement to the same extent as its transferor was bound by such provisions (including without limitation that the Transferred Shares bear legends substantially in the forms required by Section 4(a) of this Agreement). Transfers by such Transferees shall be subject to the terms of this Agreement.

Section 2. Compliance with Securities Laws. No Stockholder shall at any time during or following the Restricted Period make any Transfer, except (a) Transfers pursuant to an effective registration statement under the Securities Act, (b) Rule 144 Transfers or (c) if such Stockholder shall have furnished the Company with an opinion of counsel, if reasonably requested by the Company, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that the Transfer is otherwise exempt from registration under the Securities Act and that the Transfer otherwise complies with the terms of this Agreement.

Section 3. Volume Restricted Transfers. The restrictions on Transfers set forth in Section 1(a) of this Agreement shall not apply to a Transfer (a) a Transfer pursuant to a Tag Along Notice (defined in the Stockholders Agreement); or (b) a Transfer pursuant to Rule 144 or an effective registration statement provided,
(i) during the period commencing 180 days after the Closing Date and ending 90 days thereafter such Transfer shall not exceed 20% of the number of shares owned by each Stockholder as set forth on the signature page hereto (the

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

"Commencement Amount"), (ii) during the period commencing 270 days after the Closing Date and ending 90 days thereafter shall not exceed 20% of the Commencement Amount, and (iii) during the period commencing 360 days and ending 90 days thereafter such Transfers shall not exceed 25% of the Commencement Amount. The numerical limitations above shall be absolute for each period.

Section 4. Other Restrictions.

         (a) Legends. Each of the Stockholders hereby agrees that each outstanding certificate representing Shares and issued during the Restricted Period shall bear legends reading substantially as follows:

                       (i) The securities represented by this certificate have
                           not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state and may not be transferred, sold or otherwise disposed of except while such a registration is in effect or pursuant to an exemption from registration under said Act and applicable state securities laws.

                       (ii)The securities represented by this certificate are
                           subject to the terms and conditions set forth in a Lock-up Agreement, dated as of ________, 2004, copies of which may be obtained from the issuer or from the holder of this security. No transfer of such securities will be made on the books of the issuer unless accompanied by evidence of compliance with the terms of such agreement.

         (b) Termination of Restrictive Legends. The restrictions referred to in
Section 4(a)(i) shall cease and terminate as to any particular Shares (x) when, in the opinion of counsel for the Company, such restriction is no longer required in order to assure compliance with the Securities Act or (y) when such Shares shall have been transferred in a Rule 144 Transfer or effectively registered under the Securities Act. The restrictions referred to in Section 4(a)(ii) shall cease and terminate at the end of the Restricted Period. Whenever such restrictions shall cease and terminate as to any Shares, the Stockholder holding such shares shall be entitled to receive from the Company, in exchange for such legended certificates, without expense (other than applicable transfer taxes, if any, if such unlegended Shares are being delivered and transferred to any Person other than the registered holder thereof), new certificates for a like number of Shares not bearing the relevant legend(s) set forth in Section 4(a). The Company may request from any Stockholder a certificate or an opinion of such Stockholder's counsel with respect to any relevant matters in connection with the removal of the legend(s) set forth in Section 4(a)(i) from such Stockholder's stock certificates, any such certificate or opinion of counsel to be reasonably satisfactory to the Company.

         (c) Copy of Agreement. A copy of this Agreement shall be filed with the corporate secretary of the Company and shall be kept with the records of the Company and shall be made available for inspection by any stockholder of the Company.

         (d) Recordation. The Company shall not record upon its books any Transfer to any Person except Transfers in accordance with this Agreement.

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Section 5. No Other Rights. The Stockholders understand and agree that the
Company is under no obligation to register the sale, transfer or other disposition of the Shares by such Stockholder or on such Stockholder's behalf under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available, other than pursuant to the Registration Rights Agreement.

Section 6. Specific Performance. The Stockholders acknowledge that there would be no adequate remedy at law if any Stockholder fails to perform any of its obligations hereunder, and accordingly agree that the Company, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any Stockholder under this Agreement in accordance with the terms and conditions of this Agreement. Any remedy under this Section 6 is subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

Section 7. Notices. All notices, statements, instructions or other documents required to be given hereunder shall be in writing and shall be given either personally or by mailing the same in a sealed envelope, first-class mail, postage prepaid and either certified or registered, return receipt requested, or by telecopy, and shall be addressed to the Company at its principal offices and to one or more Stockholders at the respective addresses furnished to the Company by such Stockholders.

Section 8. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

Section 9. Recapitalizations and Exchanges Affecting Shares. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares, to any and all shares of capital stock or equity securities of the Company which may be issued by reason of any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification or otherwise.

Section 10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to contracts to be performed in New York.

Section 11. Jurisdiction; Waiver of Trial by Jury. The parties hereby consent to the jurisdiction of the United States District Court for the Southern District of New York and any of the courts of the state of New York in any dispute arising under this Agreement and agree further that service of process or notice in any such action, suit or proceeding shall be effective if in writing and delivered in person or sent as provided in Section 8 hereof. ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR ACTION ARISING OUT OF THIS AGREEMENT OR IN CONNECTION HEREWITH IS HEREBY WAIVED.

Section 12. Descriptive Headings, Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires, references to "hereof," "herein," "hereby," "hereunder" and similar terms shall refer to this entire Agreement.

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

Section 13. Amendment. This Agreement may not be amended or supplemented except by an instrument in writing signed by the Company and the Stockholders owning a majority of the Shares.

Section 14. Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

Section 15. Complete Agreement; Counterparts. This Agreement (together with the Merger Agreement, Stockholder and Voting Agreement and the Registration Rights Agreement) constitutes the entire agreement and supersedes all other agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]















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         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.


                                       CDKNET.COM, INC.


                                       By:  /s/ Steven A. Horowitz
                                           ----------------------------------
                                               Name: Steven A. Horowitz
                                               Title:   CEO



                                  STOCKHOLDERS
                                  ------------

No. of Shares
-------------


  1,081,261                            /s/ Steven A. Horowitz
                                       -------------------------------
                                       Steven A. Horowitz

    770,000                            TARGET GROWTH FUND, LTD.

                                       By: /s/ Lorenzo Cocco
                                          ----------------------------

    458,176                            INCENTIVE MANAGEMENT, INC.


                                       By: /s/ illegible
                                           ---------------------------

    537,810                            STORTFORD HOLDINGS LIMITED


                                       By:   /s/ Clive Dakin
                                           ---------------------------

    385,000                            SCARBOROUGH LTD.


                                       By:   /s/ Clive Dakin
                                           ---------------------------


    110,000
                                       -------------------------------
                                       Aizik Wolf


                                       -------------------------------
                                                  Wolf


                                        6
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                            STOCKHOLDERS (Continued)
                            ------------------------

No. of Shares
-------------


      5,194
                                       -------------------------------
                                       Aizik Wolf


     10,386                            /s/ David Wolf
  ---------                            -------------------------------
  3,357,827                            David Wolf
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